UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2013

DST SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-14036                            43-1581814
(Commission File Number)                 (I.R.S. Employer Identification No.)

333 West 11th Street, Kansas City, Missouri                 64105
(Address of principal executive offices)                (Zip Code)

(816) 435-1000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment Number 1 on Form 8-K (the "Form 8-K/A") is being filed solely to correct a technical filing error made when the Registrant's Current Report on Form 8-K was filed with the Securities and Exchange Commission on July 25, 2013 (the "Original Filing"). The Submission Header of the Original Filing was tagged as an Item 9.01 filing. The Submission Header of the Original Filing should have been tagged as an Item 2.02 and Item 9.01 filing. This Form 8-K/A makes no changes to the Original Filing other than to correct the tagged Item Numbers in the Submission Header of the Original Filing.

ITEM 2.02 Results of Operations and Financial Condition

See attached as Exhibit 99.1 to this Form 8-K a News Release dated July 25, 2013 concerning the announcement of financial results for the quarter ended June 30, 2013.

The information in this Item 2.02, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless expressly incorporated into a filing of DST under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act made after the date hereof, the information contained in this Item 2.02 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of DST, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01 Financial Statements and Exhibits

(d). Exhibits.

Exhibit
Number        Description

99.1            News Release dated July 25, 2013

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 25th day of July, 2013.

DST SYSTEMS, INC.

By:     /s/ Kenneth V. Hager
Name:    Kenneth V. Hager
Title:    Vice President, Chief Financial
Officer and Treasurer

Exhibit 99.1